UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2014 (June 19, 2014)

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 19, 2014, Rite Aid Corporation (the “Company”) reported its financial position and results of operations as of and for the thirteen week period ended May 31, 2014 (the first quarter of fiscal 2015).  The press release includes a non-GAAP financial measure, “Adjusted EBITDA.”  The Company uses this non-GAAP measure in assessing its performance in addition to net income determined in accordance with GAAP. The Company believes adjusted EBITDA serves as an appropriate measure to be used in evaluating the performance of its business and helps its investors better compare the Company’s operating performance with the operating performance of its competitors.  The Company defines Adjusted EBITDA as net income excluding the impact of income taxes (and any corresponding adjustment to tax indemnification asset), interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements and other items (including stock-based compensation expense, sale of assets and investments and revenue deferrals related to the Company’s customer loyalty program). The Company references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to the historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. In addition, incentive compensation is based in part on Adjusted EBITDA and the Company bases certain of its forward-looking estimates and budgets on Adjusted EBITDA.  Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative measure of, operating results or of cash flows from operating activities, as determined in accordance with GAAP.  The Company’s definition of Adjusted EBITDA may not be comparable to similarly titled measurements reported by other companies or similar terms in the Company’s debt facilities.  The press release attached hereto as Exhibit 99.1 includes a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measure.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: June 19, 2014	By:	/s/ Marc A. Strassler
		Name:	Marc A. Strassler
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 19, 2014.